UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2015
(Date of earliest event reported)

American Public Education, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02     Results of Operations and Financial Condition.

On August 10, 2015, American Public Education, Inc. issued a press release reporting financial results for the three months ended June 30, 2015.  A copy of American Public Education’s press release is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.  American Public Education has scheduled a conference call and webcast for 5:00 p.m. Eastern time on August 10, 2015 to discuss its financial results, and slides for that call are attached to this report as Exhibit 99.2 and are incorporated in this report by reference.  A copy of the investor fact sheet is attached to this report as Exhibit 99.3 and is incorporated in this report by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	American Public Education, Inc. press release dated August 10, 2015, reporting financial results for the three months ended June 30, 2015.

	99.2	American Public Education, Inc. slides for August 10, 2015 conference call and webcast for the three months ended June 30, 2015.

	99.3	American Public Education, Inc. fact sheet posted to its investor relations website on August 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date:	August 10, 2015	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr., Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

99.1	American Public Education, Inc. press release dated August 10, 2015, reporting financial results for the three months ended June 30, 2015.

99.2	American Public Education, Inc. slides for August 10, 2015 conference call and webcast for the three months ended June 30, 2015.

99.3	American Public Education, Inc. fact sheet posted to its investor relations website on August 10, 2015.